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EXHIBIT 24



                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into Liz Claiborne, Inc.'s previously filed Registration Statement on Form S-8 File No. 2-95258.









New York, New York
June 23, 1994







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